MERRILL LYNCH
OHIO MUNICIPAL
BOND FUND



FUND LOGO



Semi-Annual Report

January 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch Ohio
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000


TO OUR SHAREHOLDERS


The Municipal Market Environment
During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion--$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis

Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000

point rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
The volatility within the municipal market during the past six months stands in sharp contrast to the relative stability that typified the environment for the first half of last year. The degree and suddenness of the decline caught many investors by surprise as few anticipated the extent to which tax-exempt yields would climb relative to their taxable counterparts. Much emphasis had been placed on the favorable implications of a sharp reduction in new-issue supply coupled with vigorous retail investor demand. Instead, institutional selling proved the market's undoing as both mutual funds and casualty insurers moved aggressively to liquidate tax-exempt holdings. Consequently, yield ratios on long-term municipal bonds are once again approaching 100% of Treasury bond yields and therefore represent one of the more compelling values in the fixed-income marketplace.

Developments within the Ohio municipal market mirrored those of the overall marketplace since the respective declines in issuance were roughly comparable for the six-month period. At the beginning of the six months ended January 31, 2000, our investment outlook was for a fairly stable interest rate environment. We reduced our cash reserve position on the expectation that an income-oriented approach would generate the most favorable returns for the Fund. While we achieved modest success through the use of selective restructuring, hindsight suggests that Fund performance would have benefited from a more consistent and prolonged defensive strategy designed to preserve unrealized gains from last year's market rally. More recently, with long-term interest rates at their highest level in over two years, we have turned our efforts to seeking to limit tax liabilities through a program designed to offset existing capital gains with the realization of losses incurred in recent months.

We are comfortable with the Fund's current position given the absolute level of long-term interest rates as well as the inherent value in the tax-exempt sector. Economic fundamentals point to a modestly slower pace of economic growth with no solid evidence of a broad-based pickup in inflation. Investors' increased level of comfort with Federal Reserve Board monetary policy combined with a favorable seasonal outlook for municipal bonds suggest that a more constructive outlook may soon be warranted.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Ohio Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



March 3, 2000





Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                    6 Month        12 Month   Since Inception   Standardized
As of January 31, 2000                            Total Return   Total Return   Total Return    30-Day Yield
ML Ohio Municipal Bond Fund Class A Shares            -4.37%        -6.55%         +53.62%         4.64%
ML Ohio Municipal Bond Fund Class B Shares            -4.61         -7.03          +47.57          4.32
ML Ohio Municipal Bond Fund Class C Shares            -4.66         -7.12          +26.51          4.22
ML Ohio Municipal Bond Fund Class D Shares            -4.41         -6.64          +29.97          4.54

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
 Fund's since inception periods are from 2/28/92 for Class A & Class
 B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                        -4.48%         -8.30%
Five Years Ended 12/31/99                  +5.93          +5.06
Inception (2/28/92)
through 12/31/99                           +5.79          +5.24

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/99                        -4.96%         -8.51%
Five Years Ended 12/31/99                  +5.39          +5.39
Inception (2/28/92)
through 12/31/99                           +5.26          +5.26

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                        -5.15%         -6.04%
Five Years Ended 12/31/99                  +5.28          +5.28
Inception (10/21/94)
through 12/31/99                           +4.87          +4.87

 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                        -4.58%         -8.40%
Five Years Ended 12/31/99                  +5.82          +4.96
Inception (10/21/94)
through 12/31/99                           +5.40          +4.58

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
HFA        Housing Finance Agency
RIB        Residual Interest Bonds
RITES      Residual Interest Tax-Exempt Securities
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000

SCHEDULE OF INVESTMENTS                                                                             (in Thousands)
S&P      Moody's     Face
Ratings  Ratings    Amount                            Issue                                                    Value

Ohio--94.9%
AAA       Aaa    $ 1,000     Avon, Ohio, Local School District, GO, 6% due 12/01/2020 (b)                      $ 1,001

AAA       Aaa      2,000     Brunswick, Ohio, City School District, GO, Refunding (School
                             Improvements), 5% due 12/01/2023 (b)                                                1,709

AAA       Aaa      1,000     Cleveland, Ohio, GO, Refunding, 4.625% due 10/01/2018 (d)                             813

AAA       Aaa        150     Cleveland, Ohio, Waterworks Revenue Bonds, First Mortgage F-92, Series A,
                             6.25% due 1/01/2015 (b)                                                               154

AAA       Aaa      1,000     Columbus, Ohio, GO, Series 2, 5.50% due 6/15/2016                                     972

AAA       Aaa      1,015     Columbus, Ohio, Limited Tax, GO, Series 1, 4.625% due 6/15/2018                       846

AAA       Aaa      1,500     Columbus, Ohio, Tax Increment Financing, Tax Allocation Revenue Bonds
                             (Easton Project), 5.30% due 12/01/2019 (b)                                          1,361

A1+       VMIG1++  2,700     Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic),
                             VRDN, Series D, 3.70% due 1/01/2026 (i)                                             2,700

BBB       NR*      1,000     Dayton, Ohio, Special Facilities Revenue Refunding Bonds (Emery Air
                             Freight), Series F, 6.05% due 10/01/2009                                              995

NR*       Aa2      2,470     Dublin, Ohio, GO, Refunding and Improvement, Series A, 4.625% due 12/01/2018        2,035

AAA       NR*      1,600     Forest Hills, Ohio, Local School District, GO, 6.25% due 12/01/2020 (d)             1,628

NR*       Aa3      1,000     Franklin County, Ohio, Hospital Improvement Revenue Bonds (Children's
                             Hospital Project), 5% due 5/01/2018                                                   822

NR*       Baa3     1,000     Franklin County, Ohio, Hospital Revenue Bonds (Doctors of Ohio Health Corp.),
                             Series A, 5.60% due 12/01/2028                                                        757

AAA       Aaa        350     Girard, Ohio, City School District, GO (School Improvement), 5.85% due
                             12/01/2019 (b)                                                                        347

AAA       Aaa      1,200     Huron County, Ohio, GO, Human Services Building, 7.25% due 12/01/2013 (d)           1,333

AA        NR*      2,500     Knox County, Ohio, Hospital Facilities Revenue Refunding Bonds (Knox
                             Community Hospital), 5% due 6/01/2012                                               2,323

AAA       Aaa      1,740     Lakota, Ohio, Local School District, GO, 7% due 12/01/2010 (b)                      1,971

A+        NR*      1,660     Loveland, Ohio, City School District, GO, 6.65% due 12/01/2002 (g)                  1,771

NR*       NR*      2,000     Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital),
                             6.125% due12/01/2004 (g)                                                            2,102

AAA       Aaa      2,500     Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds
                             (YHA Inc. Project), Series A, 7% due 10/15/2002 (d)(g)                              2,600

A         A2       2,000     Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General
                             Motors Corp. Project), AMT, 6.75% due 7/01/2014                                     2,131

AAA       Aaa      3,000     North Canton, Ohio, City School District, GO, 6.70% due 12/01/2004 (b)(g)           3,273

                             Ohio HFA Mortgage Revenue Bonds, AMT (e):
AAA       Aaa      1,720       Series A-1, 6.15% due 3/01/2029                                                   1,692
AAA       Aaa        905       Series B-2, 6.70% due 3/01/2025                                                     916

AAA       Aaa        675     Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B, 9.466%
                             due 3/31/2031 (a)(e)                                                                  710

A1+       VMIG1++    400     Ohio State Air Quality Development Authority, Revenue Refunding Bonds
                             (Cincinnati Gas and Electric), VRDN, Series A, 3.55% due 9/01/2030 (i)                400

AA+       Aa1      2,000     Ohio State Common Schools Capital Facilities, GO, Series A, 5.75%
                             due 6/15/2014                                                                       2,011

BBB-      Baa2     1,500     Ohio State Environmental Improvement Revenue Refunding Bonds
                             (USX Corporation Project), 5.625% due 5/01/2029                                     1,256

NR*       NR*      1,900     Ohio State, HFA, Mortgage Revenue Refunding Bonds, RITR, AMT, Series 15,
                             7.07% due 9/01/2019 (a)(e)(h)                                                       1,458




Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                 (in Thousands)
S&P      Moody's     Face
Ratings  Ratings    Amount                            Issue                                                    Value

Ohio (concluded)
NR*       NR*    $ 1,000     Ohio State Higher Educational Facility, Commission Revenue Bonds
                             (University of Findlay Project), 6.125% due 9/01/2016                             $   962

AA        Aa2      1,000     Ohio State Higher Educational Facility, Commission Revenue Refunding Bonds
                             (Case Western Reserve University), Series D, 6.25% due 7/01/2014                    1,064

AA        Aa3      1,410     Ohio State Higher Educational Facility Revenue Refunding Bonds
                             (Case Western Reserve University), 6.25% due 10/01/2016                             1,468

AAA       Aaa      1,000     Ohio State Water Development Authority, Pollution Control Facilities
                             Revenue Bonds (Water Control Loan Fund), Water Quality Series, 5.125%
                             due 6/01/2019 (d)                                                                     888

AAA       Aaa      1,000     Ohio State Water Development Authority, Pollution Control Facilities
                             Revenue Refunding Bonds (Pennsylvania Power Co. Project), 6.15%
                             due 8/01/2023 (b)                                                                   1,000

AAA       Aaa        250     Southwest Licking, Ohio, Local School District, GO, 5.75% due 12/01/2015 (c)          251

NR*       Aaa      1,125     Springfield, Ohio, GO, Refunding, 6% due 12/01/2023 (c)                             1,116

NR*       Aa3      1,000     Toledo-Lucas County, Ohio, Port Authority, Revenue Refunding Bonds
                             (Cargill Inc. Project), 5.90% due 12/01/2015                                          982

AAA       Aaa      2,000     Westerville, Ohio, Minerva Park and Blendon Township, Joint Hospital
                             District Revenue Refunding Bonds (St. Ann's Hospital), Series B, 7%
                             due 9/15/2012 (b)(f)                                                                2,111

Puerto Rico--4.6%

A1+       Baa1     2,500     Puerto Rico Commonwealth Highway and Transportation Authority,
                             Highway Revenue Refunding Bonds, RITES, Series X, 6.059%
                             due 7/01/2004 (a)                                                                   2,534

Total Investments (Cost--$55,484)--99.5%                                                                        54,463

Other Assets Less Liabilities--0.5%                                                                                261
                                                                                                              --------
Net Assets--100.0%                                                                                            $ 54,724
                                                                                                              ========



(a)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)FSA Insured.
(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000
Assets:             Investments, at value (identified cost--$55,483,526)                                    $ 54,462,812
                    Cash                                                                                          52,430
                    Receivables:
                      Interest                                                             $    710,014
                      Variation margin                                                              913          710,927
                                                                                           ------------
                    Prepaid expenses and other assets                                                              1,367
                                                                                                            ------------
                    Total assets                                                                              55,227,536
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              329,029
                      Dividends to shareholders                                                  48,876
                      Investment adviser                                                         24,576
                      Distributor                                                                18,070          420,551
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        82,880
                                                                                                            ------------
                    Total liabilities                                                                            503,431
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 54,724,105
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     70,605
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        417,821
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         20,199
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         49,271
                    Paid-in capital in excess of par                                                          57,996,829
                    Accumulated realized capital losses on investments--net                                   (2,809,906)
                    Unrealized depreciation on investments--net                                               (1,020,714)
                                                                                                            ------------
                    Net assets                                                                              $ 54,724,105
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $6,926,050 and 706,053 shares of
                    beneficial interest outstanding                                                         $       9.81
                                                                                                            ============
                    Class B--Based on net assets of $40,985,290 and 4,178,206 shares of
                    beneficial interest outstanding                                                         $       9.81
                                                                                                            ============
                    Class C--Based on net assets of $1,981,258 and 201,990 shares of
                    beneficial interest outstanding                                                         $       9.81
                                                                                                            ============
                    Class D--Based on net assets of $4,831,507 and 492,714 shares of
                    beneficial interest outstanding                                                         $       9.81
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 2000
Investment          Interest and amortization of premium and discount earned                                $  1,802,014
Income:

Expenses:           Investment advisory fees                                               $    169,739
                    Account maintenance and distribution fees--Class B                          115,168
                    Professional fees                                                            29,702
                    Printing and shareholder reports                                             25,410
                    Accounting services                                                          23,924
                    Transfer agent fees--Class B                                                 11,645
                    Account maintenance and distribution fees--Class C                            7,164
                    Registration fees                                                             4,371
                    Custodian fees                                                                3,304
                    Pricing fees                                                                  3,010
                    Account maintenance fees--Class D                                             2,611
                    Trustees' fees and expenses                                                   2,228
                    Transfer agent fees--Class A                                                  1,665
                    Transfer agent fees--Class D                                                  1,082
                    Transfer agent fees--Class C                                                    611
                    Other                                                                         1,253
                                                                                           ------------
                    Total expenses                                                                               402,887
                                                                                                            ------------
                    Investment income--net                                                                     1,399,127
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,944,472)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                        (2,423,839)
Loss on                                                                                                     ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                    $ (2,969,184)
                                                                                                            ============


                    See Notes to Financial Statements.





Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                        Jan. 31, 2000    July 31, 1999
Operations:         Investment income--net                                                 $  1,399,127     $  3,158,160
                    Realized gain (loss)on investments--net                                  (1,944,472)       1,806,200
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         (2,423,839)      (4,057,372)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                          (2,969,184)         906,988
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (198,956)        (438,546)
Shareholders:         Class B                                                                (1,021,889)      (2,333,145)
                      Class C                                                                   (51,759)        (112,661)
                      Class D                                                                  (126,523)        (273,808)
                    Realized gain on investments--net:
                      Class A                                                                  (181,498)         (82,802)
                      Class B                                                                (1,029,521)        (518,154)
                      Class C                                                                   (51,882)         (24,689)
                      Class D                                                                  (122,551)         (76,467)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (2,784,579)      (3,860,272)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                             (8,155,176)      (1,012,661)
Transactions:
Net Assets:         Total decrease in net assets                                            (13,908,939)      (3,965,945)
                    Beginning of period                                                      68,633,044       72,598,989
                                                                                           ------------     ------------
                    End of period                                                          $ 54,724,105     $ 68,633,044
                                                                                           ============     ============


                    See Notes to Financial Statements.





Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                         Class A
                                                                     For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.                Ended
                                                                    Jan. 31,          For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                2000       1999      1998       1997       1996
Per Share           Net asset value, beginning of period           $  10.77    $  11.21  $  11.17   $  10.70    $  10.56
Operating                                                          --------    --------  --------   --------    --------
Performance:        Investment income--net                              .26         .52       .55        .55         .54
                    Realized and unrealized gain (loss)on
                    investments--net                                   (.72)       (.34)      .04        .47         .14
                                                                   --------    --------  --------   --------    --------
                    Total from investment operations                   (.46)        .18       .59       1.02         .68
                                                                   --------    --------  --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.26)       (.52)     (.55)      (.55)       (.54)
                      Realized gain on investments--net                (.24)       (.10)       --         --          --
                                                                   --------    --------  --------   --------    --------
                    Total dividends and distributions                  (.50)       (.62)     (.55)      (.55)       (.54)
                                                                   --------    --------  --------   --------    --------
                    Net asset value, end of period                 $   9.81    $  10.77  $  11.21   $  11.17    $  10.70
                                                                   ========    ========  ========   ========    ========

Total Investment    Based on net asset value per share               (4.37%)++    1.59%     5.43%      9.80%       6.56%
Return:**                                                          ========    ========  ========   ========    ========

Ratios to Average   Expenses                                           .89%*       .92%      .83%       .80%        .87%
Net Assets:                                                        ========    ========  ========   ========    ========
                    Investment income--net                            4.93%*      4.70%     4.92%      5.07%       5.03%
                                                                   ========    ========  ========   ========    ========

Supplemental        Net assets, end of period (in thousands)       $  6,926    $  9,161  $  9,252   $  8,506    $  7,281
Data:                                                              ========    ========  ========   ========    ========
                    Portfolio turnover                               28.17%      82.55%    35.46%     52.57%     118.21%
                                                                   ========    ========  ========   ========    ========

                                                                                          Class B
                                                                     For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.                Ended
                                                                    Jan. 31,          For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                2000       1999      1998       1997       1996
Per Share           Net asset value, beginning of period           $  10.77    $  11.21  $  11.17   $  10.70    $  10.56
Operating                                                          --------    --------  --------   --------    --------
Performance:        Investment income--net                              .23         .47       .50        .49         .49
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.72)       (.34)      .04        .47         .14
                                                                   --------    --------  --------   --------    --------
                    Total from investment operations                   (.49)        .13       .54        .96         .63
                                                                   --------    --------  --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.23)       (.47)     (.50)      (.49)       (.49)
                      Realized gain on investments--net                (.24)       (.10)       --         --          --
                                                                   --------    --------  --------   --------    --------
                    Total dividends and distributions                  (.47)       (.57)     (.50)      (.49)       (.49)
                                                                   --------    --------  --------   --------    --------
                    Net asset value, end of period                 $   9.81    $  10.77  $  11.21   $  11.17    $  10.70
                                                                   ========    ========  ========   ========    ========

Total Investment    Based on net asset value per share               (4.61%)++    1.08%     4.90%      9.25%       6.01%
Return:**                                                          ========    ========  ========   ========    ========

Ratios to Average   Expenses                                          1.40%*      1.43%     1.34%      1.31%       1.38%
Net Assets:                                                        ========    ========  ========   ========    ========
                    Investment income--net                            4.42%*      4.19%     4.41%      4.56%       4.52%
                                                                   ========    ========  ========   ========    ========

Supplemental        Net assets, end of period (in thousands)       $ 40,985    $ 50,892  $ 55,554   $ 60,072    $ 64,397
Data:                                                              ========    ========  ========   ========    ========
                    Portfolio turnover                               28.17%      82.55%    35.46%     52.57%     118.21%
                                                                   ========    ========  ========   ========    ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                          Class C
                                                                     For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.                Ended
                                                                    Jan. 31,          For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                2000       1999      1998       1997       1996
Per Share           Net asset value, beginning of period           $  10.77    $  11.21  $  11.17   $  10.70    $  10.56
Operating                                                          --------    --------  --------   --------    --------
Performance:        Investment income--net                              .22         .46       .48        .48         .48
                    Realized and unrealized gain (loss)on
                    investments--net                                   (.72)       (.34)      .04        .47         .14
                                                                   --------    --------  --------   --------    --------
                    Total from investment operations                   (.50)        .12       .52        .95         .62
                                                                   --------    --------  --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.22)       (.46)     (.48)      (.48)       (.48)
                      Realized gain on investments--net                (.24)       (.10)       --         --          --
                                                                   --------    --------  --------   --------    --------
                    Total dividends and distributions                  (.46)       (.56)     (.48)      (.48)       (.48)
                                                                   --------    --------  --------   --------    --------
                    Net asset value, end of period                 $   9.81    $  10.77  $  11.21   $  11.17    $  10.70
                                                                   ========    ========  ========   ========    ========

Total Investment    Based on net asset value per share               (4.66%)++     .98%     4.79%      9.14%       5.90%
Return:**                                                          ========    ========  ========   ========    ========

Ratios to Average   Expenses                                          1.50%*      1.53%     1.44%      1.41%       1.49%
Net Assets:                                                        ========    ========  ========   ========    ========
                    Investment income--net                            4.32%*      4.08%     4.31%      4.46%       4.42%
                                                                   ========    ========  ========   ========    ========

Supplemental        Net assets, end of period (in thousands)       $  1,981    $  2,713  $  2,526   $  2,412    $  2,720
Data:                                                              ========    ========  ========   ========    ========
                    Portfolio turnover                               28.17%      82.55%    35.46%     52.57%     118.21%
                                                                   ========    ========  ========   ========    ========

                                                                                          Class D
                                                                     For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.                Ended
                                                                    Jan. 31,          For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                2000       1999      1998       1997       1996
Per Share           Net asset value, beginning of period           $  10.77    $  11.21  $  11.16   $  10.70    $  10.56
Operating                                                          --------    --------  --------   --------    --------
Performance:        Investment income--net                              .25         .51       .54        .54         .53
                    Realized and unrealized gain (loss)on
                    investments--net                                   (.72)       (.34)      .05        .46         .14
                                                                   --------    --------  --------   --------    --------
                    Total from investment operations                   (.47)        .17       .59       1.00         .67
                                                                   --------    --------  --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.25)       (.51)     (.54)      (.54)       (.53)
                      Realized gain on investments--net                (.24)       (.10)       --         --          --
                                                                   --------    --------  --------   --------    --------
                    Total dividends and distributions                  (.49)       (.61)     (.54)      (.54)       (.53)
                                                                   --------    --------  --------   --------    --------
                    Net asset value, end of period                 $   9.81    $  10.77  $  11.21   $  11.16    $  10.70
                                                                   ========    ========  ========   ========    ========

Total Investment    Based on net asset value per share               (4.41%)++    1.49%     5.42%      9.60%       6.45%
Return:**                                                          ========    ========  ========   ========    ========

Ratios to Average   Expenses                                           .99%*      1.02%      .93%       .90%        .97%
Net Assets:                                                        ========    ========  ========   ========    ========
                    Investment income--net                            4.83%*      4.59%     4.82%      4.97%       4.93%
                                                                   ========    ========  ========   ========    ========

Supplemental        Net assets, end of period (in thousands)       $  4,832    $  5,867  $  5,267   $  4,310    $  3,513
Data:                                                              ========    ========  ========   ========    ========
                    Portfolio turnover                               28.17%      82.55%    35.46%     52.57%     118.21%
                                                                   ========    ========  ========   ========    ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class
D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account    Distribution
                        Maintenance Fee    Fee

Class B                       .25%        .25%
Class C                       .25%        .35%
Class D                       .10%         --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             MLFD     MLPF&S

Class A                      $ 18     $  219
Class D                      $353     $3,501

For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $26,065 and $48 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $517 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000, were $16,598,775 and $27,208,699, respectively.

Net realized gains (losses) for the six months ended January 31, 2000, and net unrealized losses as of January 31, 2000 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Losses

Long-term investments             $(2,072,666)   $(1,020,714)
Financial futures contracts           128,194             --
                                  -----------    -----------
Total                             $(1,944,472)   $(1,020,714)
                                  ===========    ===========

As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,020,714, of which $1,087,965 related to appreciated securities and $2,108,679 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $55,483,526.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $8,155,176 and $1,012,661 for the six months ended January 31, 2000 and for the year ended July 31, 1999, respectively.


Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            23,328    $   239,876
Shares issued to share-
holders in reinvestment of
dividends and distributions            23,090        233,212
                                   ----------    -----------
Total issued                           46,418        473,088
Shares redeemed                      (190,735)    (1,954,402)
                                   ----------    -----------
Net decrease                         (144,317)   $(1,481,314)
                                   ==========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           189,937    $ 2,132,490
Shares issued to share-
holders in reinvestment of
dividends and distributions            26,959        301,021
                                   ----------    -----------
Total issued                          216,896      2,433,511
Shares redeemed                      (191,628)    (2,144,491)
                                   ----------    -----------
Net increase                           25,268    $   289,020
                                   ==========    ===========


Class B Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           186,414    $ 1,914,222
Shares issued to share-
holders in reinvestment of
dividends and distributions           107,348      1,083,605
                                   ----------    -----------
Total issued                          293,762      2,997,827
Automatic conversion of
shares                                (30,972)      (321,939)
Shares redeemed                      (808,475)    (8,301,681)
                                   ----------    -----------
Net decrease                         (545,685)   $(5,625,793)
                                   ==========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           646,773    $ 7,277,335
Shares issued to share-
holders in reinvestment of
dividends and distributions           128,730      1,438,427
                                   ----------    -----------
Total issued                          775,503      8,715,762
Automatic conversion of
shares                                (15,109)      (168,630)
Shares redeemed                      (990,985)   (11,008,358)
                                   ----------    -----------
Net decrease                         (230,591)   $(2,461,226)
                                   ==========    ===========

Class C Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             9,226    $    94,412
Shares issued to share-
holders in reinvestment of
dividends and distributions             5,571         56,201
                                   ----------    -----------
Total issued                           14,797        150,613
Shares redeemed                       (64,623)      (662,077)
                                   ----------    -----------
Net decrease                          (49,826)   $  (511,464)
                                   ==========    ===========

Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           114,969    $ 1,292,429
Shares issued to share-
holders in reinvestment of
dividends and distributions             7,613         85,119
                                   ----------    -----------
Total issued                          122,582      1,377,548
Shares redeemed                       (96,023)    (1,069,071)
                                   ----------    -----------
Net increase                          26,559     $   308,477
                                   ==========    ===========

Class D Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            88,036     $  914,986
Automatic conversion
of shares                              30,972        321,939
Shares issued to share-
holders in reinvestment of
dividends and distributions            13,979        140,901
                                   ----------    -----------
Total issued                          132,987      1,377,826
Shares redeemed                      (185,093)    (1,914,431)
                                   ----------    -----------
Net decrease                          (52,106)   $  (536,605)
                                   ==========    ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           453,317    $ 5,101,859
Automatic conversion
of shares                             15,115         168,630
Shares issued to share-
holders in reinvestment of
dividends and distributions            12,986        144,755
                                   ----------    -----------
Total issued                          481,418      5,415,244
Shares redeemed                      (406,546)    (4,564,176)
                                   ----------    -----------
Net increase                          74,872     $   851,068
                                   ==========    ===========


Merrill Lynch Ohio Municipal Bond Fund
January 31, 2000


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Robert R. Martin, Trustee of Merrill Lynch Ohio Municipal Bond Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863